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AMENDMENT TO ACQUISITION AGREEMENT

         The parties hereby amend that certain Acquisition Agreement by and between Bioshield Technologies, Inc., a Georgia corporation ("BioShield") and Arrow Magnolia International, Inc., a Texas corporation (the "Company") dated July 7, 2000 (the "Agreement"), as follows:

         1. Notwithstanding anything contained in the Agreement to the contrary, the parties hereby agree that BioShield shall pay, in lieu of $4.41 in cash and $0.59 in the common stock of BioShield, $5.00 in cash for up to a maximum of 2,761,281 of the 3,248,566 shares of the common stock of the Company issued and outstanding.

         2. All references in the Agreement reciting BioShield's offer as described in the Agreement shall hereby be amended to recite only a $5.00 cash offer and any and all references to the tender of shares common stock of BioShield as consideration for the Agreement, including but not limited to methods for the calculation of the number of said shares to be delivered, are hereby deleted, such that the shareholders of the Company shall be entitled to receive $5.00 in cash for each share of the Company's common stock properly tendered and accepted or payment.

         3. Bioshield shall be under no obligation to prepare a Form S-4 to be filed with the Securities and Exchange Commission as contemplated by Section 1.1(c) of the Agreement, but instead shall file only a Tender Offer Statement under Section 14(d) of the Securities Act of 1934. The registration effective condition in the Agreement is also deleted.

         4. All other provisions of the Agreement, to the extent not expressly affected by the modification to the form of consideration paid to the shareholders of the Company, shall remain in full force and effect.

         This ___ day of September, 2000.


         THE COMPANY                                 BIOSHIELD
                                                     TECHNOLOGIES, INC.


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         By:                                         By:
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         Its:                                        Its:
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